                                                                perotSYSTEMS(TM)
--------------------------------------------------------------------------------
                                                  POWERSTAR CAPABILITIES REVIEW:
                    EXPLORING OPPORTUNITIES TO FORGE AN EDF & PEROT RELATIONSHIP


                                                             November 17th, 1998

                                                                    Presentation

                                      Perot Systems Confidential and Proprietary

OBJECTIVES & AGENDA FOR TODAY'S WORKSHOP
--------------------------------------------------------------------------------

The Relationship Process:                                   L'Atelier:
    First Step - Qualification of Capabilities                  1ere Etape: Valider les solutions
    Next       - Setting the Commercial Model                   Puis...   - Construire le Modele Commericial
    Then       - Launch Proof of Concept                        Enfin...  - Tester le Concept sur un pilote

Agenda:                                                     Agenda:
    Introduces & Backgrounds                                    Introduction & Historique

    Perot "The Company"                                         Perot Systems "Qui sommes-nous?"

    Perot's Energy Experience/Qualifications                    Experience & References en Energy

    Establishing Shared Definitions & Mind Map                  Definitions

    Description of PowerStar's Capabilities                     Description des Fonctionalites de PowerStar

    Issues                                                      Problemes a resoudre

    PowerStar Demonstration & Discussion                        PowerStar: Demonstration & Discussion

    Existing versus Future Functionality & Modules              Powerstar: une plate-forme evolutive

    To the Market Commercial Services Models                    Modeles de Services Commerciaux

--------------------------------------------------------------------------------



                        CHALLENGE CONVENTIONAL THINKING

INTRODUCING PEROT SYSTEMS: OUR CORPORATE VALUES
--------------------------------------------------------------------------------


OUR VALUES

WE SERVE OUR
CLIENTS...
  with innovative, responsive solutions
  to their needs.

WE TREASURE OUR PEOPLE...
  by attracting, developing, and
  recognizing outstanding people, and                        INTEGRITY
  caring for them and their families.

WE OPERATE WITH INTEGRITY...                                 CLIENTS
  by treating our clients, people, and
  suppliers in a fair and honest
  manner - as we want to be treated.                         PEOPLE

WE REWARD OUR STAKEHOLDERS...
  by producing strong financial                              STAKEHOLDERS
  performance from which everyone
  benefits.
                                                             COMMUNITY
WE CONTRIBUTE TO OUR COMMUNITY...
  by using our talents and resources to
  better the conditions in the diverse
  communities in which we work

[GRAPHIC OMITTED]

PEROTSYSTEMS(TM)

4 PEROT SYSTEMS CONFIDENTIAL AND PROPRIETARY                    PEROTSYSTEMS(TM)

INTRODUCING PEROT SYSTEMS: OUR BUSINESS DESIGN
--------------------------------------------------------------------------------


               INDUSTRIES-FACING (PRIMARY TO-THE-MARKET CHANNEL)

                                          FINANCIAL                  TRAVEL &      TELECOM     MANUFACTURING
                                 ENERGY   SERVICES    HEALTHCARE  TRANSPORTATION   & MEDIA     & OTHER
         DOMAIN EXPERTISE

        COMMERCIAL DESIGN

BUSINESS & ORGANIZATIONAL
    CHANGE IMPLEMENTATION

     TECHNOLOGY EXPERTISE                                     [GRAPHIC OMITTED]
           & CAPABILITIES

     PROCESS & FUNCTIONAL
              OUTSOURCING

                CORPORATE                     HUMAN                                              MARKETING
                 SERVICES         LEGAL     RESOURCES        FINANCE          FACILITIES          & COMM.


5 PEROT SYSTEMS CONFIDENTIAL AND PROPRIETARY                        PEROTSYSTEMS

INTRODUCING PEROT SYSTEMS:  OUR GROWTH HISTORY ...
--------------------------------------------------------------------------------

                            PEROT SYSTEMS ASSOCIATES

                              [BAR CHART OMITTED]


6 PEROT SYSTEMS CONFIDENTIAL AND PROPRIETARY                    perotSYSTEMS(TM)

INTRODUCING PEROT SYSTEMS: OUR "ENERGY" CREDENTIALS
--------------------------------------------------------------------------------



  U.S.   LPP/GAS PIPELINE

         GAS DEREGULATION
         STRATEGIC OPTIMIZATION

          o  Unbundling - nominations; scheduling; balancing; settlements
          o  Marketing prod. & svc development

EUROPE           ELECTRICITY & GAS: PRIVATIZATION, DEREG & COMPETITION
(U.K.,
GERMANY,       1st European Utility Technology Outsourcing - 3rd largest UK REC
SWEDEN)        Nationally Branded Service Guarantee- tech & process innovation
               Retail Electricity & Gas Service & Infrastructure

o Commercial systems & tools (retail)
o Billing and trading sys
o Cust svc systems & centres

  U.S.                         ELECTRICITY, GAS AND WATER

                 1st Deregulated Energy and Transmission Clearinghouse (Calif.) 1st Commercial Market Clearing Exchange (Calif.)
                 Largest Municipal Utility in the U.S. - Calif. 1st U.S. Market 2nd Largest of U.S. Investor Utilities - Calif. 1st U.S. Market Lead Architects of North America Market Clearinghouse
                 Joint Enterprise development - Technology Innovation EnerAct

Companies

o Unbundling of services - interexchange of information / [ILLEGIBLE] & customer between [ILLEGIBLE]

o Development & training of marketing department

o Upgrade and design of new cust. svcs

o Market validation - [ILLEGIBLE] ESCO'S
  [ILLEGIBLE]


                               ACCELERATE CHANGE

1989   1990   1991   1992   1993  1994   1995  1996   1997   1998   1999   2000


7 PEROT SYSTEMS CONFIDENTIAL AND PROPRIETARY                        PEROTSYSTEMS

ESTABLISHING A SHARED MIND-MAP: THE ENERGY VALUE CHAIN
--------------------------------------------------------------------------------

The term "Energy" is used to include: ELECTRICITY- KWH; GAS- BTU OR THERMAL
                                      UNIT; PROPANE- BTU OR THERMAL UNIT;
                                      STEAM- BTU OR THERMAL UNIT; CHILLED
                                      WATER- BTU OR THERMAL UNIT; ETC.

                         OUTSOURCING                         DEMAND SIDE
   VALUE-ADDED            SERVICES        ADMINISTRATIVE      MANAGEMENT      PURCHASE ENERGY
PRODUCT & SERVICE     FACILITIES MGT &       SERVICES       & PERFORMANCE       COMMODITY
   INNOVATIONS          CENTRAL PLANT     (BILLING, ETC)     CONTRACTING        [SUPPLY]


              3RD PARTY    SERVICES                   ELECTRICITY &
                                                      "OTHER" SALES         EDF


                          OUTSOURCING          SALES &
                           SERVICES           MARKETING       BILLING SERVICES


                                                              Services Around
                                                              the Load Curve:
                                                              RTP, Aggregation

                               [GRAPHIC OMITTED]


8 PEROT SYSTEMS CONFIDENTIAL AND PROPRIETARY                    PEROTSYSTEMS(TM)

         ESTABLISHING A SHARED MIND-MAP: ENERGY VALUE CHAIN DEFINITIONS

PURCHASING ENERGY:

procurement of energy to meet customer's needs with delivery normally provided through trading and/or power marketing organizations.

DEMAND SIDE MANAGEMENT:

consultancy provided to improve customer's energy efficiency and/or to shift load profile to match more favorable price or rate period.

PERFORMANCE CONTRACTING:

assessment and implementation of energy management technology e.g. variable speed drives; HVAC; lighting, etc., to optimize the customer's overallenergy use.

ADMINISTRATIVE SERVICES:

billing, report analysis, forecasting, etc.

OUTSOURCING FACILITIES MNGT & CENTRAL PLAN OPRNS:

assuming oper. & mngt responsibility for customer's maintenance forces & its energy related equipment.

VALUE-ADDED PRODUCTS & SERVICES:

Content services designed to create new customer value combinations across the energy value chain


ACHAT D'ENERGIE:

fourniture de l'energie necessaire a satisfaire les besoins d'un client et livree par I'intermediaire d' organisations de trading et/ou de marketing

GESTION DEMANDE ET COURBE DE CHARGE:

services de conseil & analyse des consommations energetiques d'un client en vue d'agir sur ses charges pour beneficier de tarifs ou periodes plus favorables

CONTRATS DE PERFORMANCE (MDE):

etude et mise en oeuvre de technologies specifiques telles que: variateurs
(vev), climatisation-chauffage ou eclairage en vue d'optimiser l'utilisation de l'energie consommee par le client et reduire ses couts

SERVICES ADMINISTRATIFS:

facturation, analyse, previsions, etc.

EXTERNALISATION DE LA GESTION ET DE L'EXPLOITATION

responsabilite de gestion et d'exploitation des activites et equipemments d'un client

PRODUITS & SERVICES A VALEUR AJOUTEE:

services nouveaux concus pour creer de nouvelles configurations generatrices de valeur ajoutee pour le client tout au long de la chaine de valeur

9 PEROT SYSTEMS CONFIDENTIAL AND PROPRIETARY                    PEROTSYSTEMS(TM)

ESTABLISHING A SHARED MIND-SET: THE CUSTOMER'S VALUE PROPOSITION
-------------------------------------------------------------------------------

CUSTOMER NEEDS                                  BUSINESS SERVICES

  REDUCE ENERGY CONSUMPTION
    O  ENERGY VOLUMES
    O  UTILITY TRANSACTION CHARGES:
          TRANSMISSION & DISTRIBUTION

  CUT UNIT PRICE PAID FOR ENERGY
                                                o PURCHASING &
                                                REAL TIME PRICING; AGGREGATION

  OPTIMIZE ENERGY USE

                                                o DEMAND SIDE MANAGEMENT &
                                                PERFORMANCE CONTRACTING
  REDUCE ADMINISTRATIVE COSTS

                                                o BILLING ADMINISTRATION

  REDUCE EQUIPMENT & PEOPLE COSTS

                                                o OUTSOURCING FACILITIES MNGT &
                                                CENTRAL PLANT OPERATIONS


10 PEROT SYSTEMS CONFIDENTIAL AND PROPRIETARY                  perotSYSTEMS(TM)

WHAT IS POWERSTAR?.....
--------------------------------------------------------------------------------

POWERSTAR

                               [GRAPHIC OMITTED]

o    Continuous real-time simulation modeling & optimization of energy use

o    Knowledge-based value-added synergies across the whole of the Energy Value
     Chain

                                 ALL DEFINITION

                       FULL SPECTRUM "LIGHTS OUT" SERVICE

                               [GRAPHIC OMITTED]

                               LEVERAGED RESULTS


                                   SERVICING
                             THE ENERGY VALUE CHAIN


CUSTOMER COSTS ARE A FUNCTION OF:

[GRAPHIC OMITTED] = [GRAPHIC OMITTED]  +   [GRAPHIC OMITTED]  +  [GRAPHIC OMITTED]  +  [GRAPHIC OMITTED]   +   [GRAPHIC OMITTED]

                         ADMIN           COST OF OPERATIONS:  AMOUNT OF ENERGY USED    UTILITY TRANSACTION     ENERGY PURCHASE
                         COSTS           PEOPLE & EQUIPMENT      OR EFFICIENCY         FEES                    COSTS


11 PEROT SYSTEMS CONFIDENTIAL AND PROPRIETARY                   PEROTSYSTEMS(TM)

POWERSTAR'S VALUE PROPOSITION... AN OVERVIEW OF CAPABILITIES
--------------------------------------------------------------------------------

                   WHAT POWERSTAR'S SERVICE PORTFOLIO OFFERS


                               [GRAPHIC OMITTED]


                % SAVINGS - CLIENTS ANNUAL ENERGY EXPENSE SPEND







12 PEROT SYSTEMS CONFIDENTIAL AND PROPRIETARY                   PEROTSYSTEMS(TM)

POWERSTAR CAPABILITIES REVIEW:  COMPONENT TEMPLATE
--------------------------------------------------------------------------------

business capability addressed



solution
     functional description
     technical description

summary
     benefits/application
          in france
          pan europe
     benefits/application
          distribution company
          industrial customer
          commercial customer

Issue for discussion



13 PEROT SYSTEMS CONFIDENTIAL AND PROPRIETARY                   perotSYSTEMS(TM)

POWERSTAR CAPABILITIES REVIEW: COMPONENT TEMPLATE
--------------------------------------------------------------------------------

                   NEED WHAT BUSINESS
TO:                CAPABILITIES?                      SOLUTION                       BENEFITS/SUMMARY
---                ------------------                 --------                       ----------------

1) Reduce          o Know current consumption         o Provide means to gather      o Recognize anomalies
   energy            & when consumed (load profile)     info to a common platform    o Make on going changes
   consumption     o Info from many facilities for    o Provide common interface
                     aggregation

2) Cut unit        o Profile of energy use            o Provide real-time 2 way      o Aggregate load for best
   Price           o Control of facility systems        communications to facility     unit price
                                                      o Provide drivers for all      o Re-act to unit price in
                                                        facility systems               real-time

3) Optimize        o Real time information            o Provide real-time 2 way      o Aggregate load for best
   energy          o 2 way communication with           communications to facility     unit price
   use               facility                         o Provide real-time            o Re-act to unit price in
                   o Predictive model of facility       predictive, learning model     real-time


4) Reduce          o Gather meter data in real-time   o Provide meter accuracy       o Accurate bills
   admin           o Check accuracy of bills            check                        o Reduced cost processing
   costs           o Aggregate paying bills           o Provide central management     bills
                                                        of energy bills

5) Reduce          o Monitor on real-time basis       o Provide 24x7 monitoring of   o More efficient equipment
   equipment       o Manage maintenance                 facilities by energy         o Reduced people costs
   & people          automatically                      engineers                    o Reduce repair cost
   costs           o Have expertise monitoring all    o Centrally keep maintenance
                     facilities                         records and dispatching

POWERSTAR CAPABILITIES REVIEW:  COMPONENT TEMPLATE
--------------------------------------------------------------------------------

CUSTOMER NEEDS


                                   Information                                                 Predictive
                                   acquisition    Aggregation   Profiling    Optimization      analytics     Control
  REDUCE ENERGY USE                     X                                           X               X            X

  REDUCE UTILITY TRANSACTION FEE        X              X             X              X               X            X

  CUT PRICE PAID PER UNIT                              X             X              X               X            X

  OPTIMIZE ENERGY USE                                  X             X              X               X            X

  REDUCE EQUIPMENT & PEOPLE COSTS       X                                           X               X            X

  REDUCE ADMINISTRATIVE COSTS           X                                           X               X            X

15 PEROT SYSTEMS CONFIDENTIAL AND PROPRIETARY                   perotSYSTEMS(TM)

X-INDUSTRY GO-TO MARKET SERVICE..... CUSTOMIZED VALUE
--------------------------------------------------------------------------------

                                 Hotel
Industry Service Lines     [GRAPHIC OMITTED]
                               Hospital               EACH INDUSTRY SERVICE LINE
                           [GRAPHIC OMITTED]
                              Commercial                       Client
                           [GRAPHIC OMITTED]                 Management
                              Industrial
                           [GRAPHIC OMITTED]                 Marketing
                                Retail                        & Sales
                           [GRAPHIC OMITTED]
                                Grocery                        Future
                           [GRAPHIC OMITTED]                 Products &
                               Education                   Services Launch
                           [GRAPHIC OMITTED]
                                Airport                       PowerStar
                           [GRAPHIC OMITTED]                  Customized
                              Government                        Module
                           [GRAPHIC OMITTED]
                                                               Service
Other Market Channels           Utility                         Bureau
                           [GRAPHIC OMITTED]
                            Power Marketer
                           [GRAPHICS OMITTED]
                         Energy Services Company
                            (e.g. Honeywell)
                           [GRAPHIC OMITTED]


19 PEROT SYSTEMS CONFIDENTIAL AND PROPRIETARY                   perotSYSTEMS(TM)

POWER STAR . . .

A VALUE-ADDED SERVICES ENTERPRISE ADDRESSING ENERGY MANAGEMENT

[GRAPHICS OMITTED]

HOTEL
HEALTHCARE
COMMERCIAL
INDUSTRIAL
GROCERY
RETAIL
EDUCATION
AIRPORT
GOVERNMENT

Information Acquisition
Aggregation
Profiling
Predictive Decision Analytics
Optimization
Control

Common Interface
Warehousing
Mining
Proprietary Modeling, Simulation, and Methodology

Web-Based Interface and Services

Data Acquisition
Control
Communications
Reports Presentation

Mid and Back-Office Services and Infrastructure

                         PRODUCTS AND SERVICE PORTFOLIO

                                    FEATURES

                                 Base Service

A (Main Metering): Acquisition + Aggregation + Profiling
B (Sub Metering): Acquisition + Aggregation + Profiling + Optimization
  (historical data -- neural net model)

                                Extended Service

              (communicate with existing energy management system)

Levels of Service; advisory intervention or on-site customer access and control
   Acquisition + Aggregation + Profiling + Predictive Analysis + Optimization

                                Premier Service

            (includes remote "lights-out" optimization and control)

               Arrangements defined by service level agreements
    Acquisition + Aggregation + Predictive Analysis + Optimization + Control


                                    BENEFITS

o Knowledge to negotiate BEST ENERGY RATE -- both regulated & deregulated markets

o   Identify anomalies & abnormal patterns FOR COST SAVINGS

o   Benchmark & assess to VALIDATE FUTURE IMPROVEMENTS


o   MAXIMIZE SAVINGS thru real-time optimization of equipment & energy

o   REDUCE EQUIPMENT DOWN-TIME by identifying potential failures

o   RESOURCES OPTIMIZED thru actual run-time predictive maintenance


o   REDUCE OPERATING STAFF through remote "lights out" service

o Optimize SAVINGS ACROSS THE BOARD through dynamic service level modeling & interaction


20  PEROT SYSTEMS CONFIDENTIAL AND PROPRIETARY                  perotSYSTEMS(TM)

POWERSTAR:  EMCC DESIGN AND LAYOUT
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]




21 PEROT SYSTEMS CONFIDENTIAL AND PROPRIETARY                   perotSYSTEMS(TM)

POWERSTAR TECHNICAL CONFIGURATION



                               [GRAPHIC OMITTED]




22 PEROT SYSTEMS CONFIDENTIAL AND PROPRIETARY                  perotSYSTEMS(TM)

POWERSTAR:  EMCC DESIGN AND LAYOUT
--------------------------------------------------------------------------------



                               [GRAPHIC OMITTED]





23 PEROT SYSTEMS CONFIDENTIAL AND PROPRIETARY                   perotSYSTEMS(TM)

       PAN-EUROPEAN MARKET REQUIREMENTS: ICH, A NEW ENTERPRISE INITIATIVE

The International Information ClearingHouse administrates, facilitates and monitors EDF's domestic and EU activities for seizing opportunities in the opening of the electricity & gas markets to competition.

This evolving service concept includes direct responsibility for:

o the clearing service for the registration and switch-over of customers between energy suppliers;

o the measurement data management e.g. initial validation, resolution, quality and exchange of meter information between the utility and market participants, plus the creation & submission of load profile schedules to the ISO or other designated entities as may be required;

o the administration of contracts e.g. metering, billing, payments, settlements & other related services to the end customer, as well as between market participants and intermediaries such as the resident utility distribution companies, power marketers & ISO's and other agencies as required;

o the design and supporting operation of an underlying foundation of Financial Services e.g. credit management, securitization, monetization, insurance, payments, etc., complementing the flow of energy units (*) exchanged between international entities

ICH acquires a key international position with Roles and Functions to be defined.

[CHART OMITTED]

(*) Electricity or Gaz

16 Perot Systems Confidential and Proprietary

PAN-EUROPEAN MARKET REQUIREMENTS: Simplified View of Clearinghouse Concept
--------------------------------------------------------------------------------

         Restructuring Challenge                  Conversion & Integration
         (each one to every one)                          Mechanism

            [GRAPHIC OMITTED]                         [GRAPHIC OMITTED]






25 PEROT SYSTEMS CONFIDENTIAL AND PROPRIETARY                   perotSYSTEMS(TM)

POWERSTAR REVIEW: EXISTING VS. FUTURE FUNCTIONALITY & MODULES
--------------------------------------------------------------------------------


                                    Core to                                      Required      Pan-European
Functionality                      PowerStar    Existing    Future     Other    for France?    Requirement
-------------                      ---------    --------    ------     -----    -----------    ------------

Metering Services                     No                             Alliance       Yes             Yes

Communications Design/                No                             Alliance       Yes             Yes
Installation


EMCC
----

Information Acquisition              Yes          Yes                               Yes             Yes

Meter Data Management                Yes          Web         X                     Yes             Yes

Aggregation & Analysis               Yes          Yes                               Yes             Yes

Profiling                            Yes          Yes                               Yes             Yes

Optimization                         Yes          Yes                               Yes             Yes

Predictive Decision Analytics        Yes        Partial       X                     Yes             Yes

Control                              Yes          No                                Yes             Yes

Reports Capabilities                 Yes          Web                               Yes             Yes

Customized Industry Sets             Yes        Partial       X                     Yes             Yes

Mid-Office
----------

Call Center                          Yes          No          X      Alliance       Yes             Yes

Help Desk                            Yes          No          X                     Yes             Yes

Service Management                   Yes          No          X                     Yes             Yes

POWERSTAR REVIEW: EXISTING VS. FUTURE FUNCTIONALITY & MODULES
--------------------------------------------------------------------------------

                                    Core to                                         Required      Pan-European
                                   PowerStar    Existing    Future     Other       for France?    Requirement
                                   ---------    --------    ------     -----       -----------    ------------
Information Clearinghouse
-------------------------

Service Switch-out                    No                             Enterprise         ?              Yes

Registration Contract                 No                             Enterprise         ?              Yes
Management

Billing & Payments                    No                             Enterprise         ?              Yes

Settlements (UDC & PM)                No                             Enterprise         ?              Yes

Call-outs/Service                     No                             Enterprise         ?              Yes
Coordination & Escalation


Commercial Office
-----------------

Sales Order Entry                     No                             Develop or        Yes             Yes
                                                                     License

Portfolio Management                  No                             Develop or        Yes             Yes
                                                                     License

Rates Analysis & Pricing              No                             Develop or        Yes             Yes
                                                                     License

Product & Service Design              No                             Develop or        Yes             Yes
                                                                     License

Risk Management                       No                             Develop or        Yes             Yes
                                                                     License

Modeling & Assessment                 No                             Develop or        Yes             Yes
                                                                     License


          POWERSTAR: CREATING A LAUNCHING PLATFORM FOR THINGS TO COME

                      A HIERARCHY OF POTENTIAL INNOVATIONS

                               [GRAPHIC OMMITTED]

26 Perot Systems Confidential and Proprietary                   PEROTSYSTEMS(TM)